AXA PREMIER VIP TRUST

SUPPLEMENT DATED FEBRUARY 13, 2009 TO THE PROSPECTUS DATED MAY 1, 2008, AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

This Supplement contains an important notice regarding changes to the Multimanager High Yield Portfolio’s investment policies. It also provides information about the Portfolio’s name change, benchmark change and amended Portfolio fee and expense information.

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Multimanager High Yield Portfolio

The Board of Trustees of the Trust has approved changes to the investment strategy of the Multimanager High Yield Portfolio (the “Portfolio”).

Change In Investment Strategy and Name

Effective on or about May 1, 2009, the Portfolio’s investment strategy will change and it will no longer invest at least 80% of its net assets in bonds rated below investment grade. Instead, the Portfolio will seek to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds, including investment grade bonds and bonds that are rated below investment grade (so called “junk bonds”). Junk bonds generally involve greater volatility of price and risk to principal and income than higher quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Investment grade bonds are rated Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”) or BBB or higher by Standard & Poor’s Rating Service (“S&P) and Fitch Ratings (“Fitch”) or, if unrated, are determined by the sub-adviser to be of comparable quality. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or Fitch or, if unrated, are determined to be of comparable quality by a sub-adviser. In the event that any securities held by the Portfolio fall below these ratings after the time of purchase, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

Effective on or about May 1, 2009, the Portfolio’s name will change to “Multimanager Multi-Sector Bond Portfolio,” consistent with this change in investment strategy.

Effective on or about May 1, 2009, the Portfolio’s investment manager and sub-advisers will implement its investment strategy as follows:

AXA Equitable Life Insurance Company (“AXA Equitable”), the investment manager of the Portfolio, will generally allocate the Portfolio’s assets among three or more investment sub-advisers each of which will manage its portion of the Portfolio using different yet complimentary investment strategies. Under normal circumstances, a portion of the Portfolio will track the performance of particular indexes (each, an “Index Allocated Portion”) and the other portion of the Portfolio will be actively managed by two or more sub-advisers (each, an “Active Allocated Portion”). Under normal circumstances, AXA Equitable anticipates allocating approximately 50% of the Portfolio’s new assets to the Index Allocated Portions and the remaining 50% of the net assets among the Active Allocated Portions. Each of the above percentages is a target established by AXA Equitable and actual allocations between the Index Allocated Portions and Active Allocated Portions may deviate from the amounts shown by up to 30% of the Portfolio’s net assets.

With respect to one of the Index Allocated Portions of the Portfolio, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion the total return

(before expenses) that approximates the total return of the Barclays Capital U.S. Aggregate Bond Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal tracking error as possible. In this connection, the sub-adviser generally will invest in a well-diversified portfolio that is representative of the domestic investment grade bond market, including U.S. Treasury, agency, credit, mortgage-backed securities and asset-backed securities. Further, this Index Allocated Portion will be managed at all times duration neutral to the index, and overall sector and quality weightings are closely replicated to the Barclays Capital U.S. Aggregate Bond Index, with individual security selection based upon criteria generated by the sub-adviser’s credit and research group, security availability, and the sub-adviser’s analysis of the impact on the Portfolio’s weightings.

The second Index Allocated Portion of the Portfolio will seek to track the performance of the Barclays Capital U.S. Corporate High Yield Index. Under this passive investment style, the sub-adviser will generally utilize a stratified sampling approach to seek to achieve for the Index Allocated Portion total return (before expenses) that approximates the total return of the Barclays Capital U.S. Corporate High Yield Index, including reinvestment of coupon payments, at a risk level consistent with that of the index and with as minimal a tracking error as possible. Generally, the sub-adviser to the Index Allocated Portion will invest in a well-diversified portfolio of issuers that attempts to replicate the characteristics of the Barclays Capital U.S. Corporate High Yield Index, including with respect to duration, issuer market weight, credit quality and industry. In seeking to replicate the broad high yield fixed income market, the sub-adviser also will attempt to control portfolio risk at both the index level and at the portfolio construction level by limiting exposure to any one particular issuer as well as limiting exposure to the lower ranges of the high yield sector.

The Active Allocated Portions may invest, to a limited extent, in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers, including issuers located in emerging markets. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 10% of the Portfolio’s total assets. The Active Allocated Portions also may invest, to a limited extent, in illiquid securities. The Active Allocated Portions may engage in active and frequent trading to achieve the investment objective.

In selecting investments, the Active Allocated Portions’ sub-advisers will evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers will select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers, including issuers located in emerging markets. The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio’s investments will be income producing. The Active Allocated Portions’ sub-advisers may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

The Portfolio’s sub-advisers may, when consistent with the Portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The Portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the Portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. Certain derivative securities may have the effect of creating financial leverage by multiplying a change in the value of the asset underlying the derivative to produce a greater change in the value of the derivative security. This creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility in the net asset value of the shares of the Portfolio). The Active Allocated Portions may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The Active Allocated Portions’ sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of portfolio securities in order to enhance current return and to reduce fluctuations in net asset value.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the Portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the Portfolio. AXA Equitable normally allocates the Portfolio’s assets to at least three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or appoint sub-advisers, subject to the approval of the Trusts’ board of trustees.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

For temporary defensive purposes, the Portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the Portfolio is invested in these instruments, the Portfolio will not be pursuing its investment goal.

Principal Investment Risks

Effective on or about May 1, 2009, the principal risks of investing in the Portfolio, listed in the Trust Prospectus under the heading “Principal Investment Risks,” is hereby supplemented with the following:

Investment Grade Securities Risk – Debt securities generally are rated by national bond rating agencies. Securities rated BBB and higher by S&P or Fitch and Baa or higher by Moody’s (or, if unrated, determined by the sub-adviser to be of comparable quality) are considered investment grade securities, but securities rated BBB or Baa (or, if unrated, determined by the sub-adviser to be of comparable quality) are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Other risks of the Portfolio are discussed in more detail under the heading “More About Investment Strategies & Risks” in the Trust Prospectus.

Portfolio Benchmark Change

In connection with the above investment strategy changes, effective on or about May 1, 2009, the Portfolio’s benchmark will change from the Merrill Lynch High Yield Master Cash Pay Only Index to the Barclays Capital U.S. Universal Index (“Barclays Universal Index”). The Barclays Universal Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Portfolio Fees and Expenses and Management Team

The Portfolio’s fees and expenses are not expected to change as a result of the investment strategy changes discussed above. Further, AXA Equitable will continue to serve as manager of the Portfolio. SSgA Funds Management, Inc. (“SSgA FM”) will serve as sub-adviser to the Index Allocated Portions. Post Advisory Group, LLC and Pacific Investment Management Company LLC will continue to serve as sub-advisers to the Active Allocated Portions. More information on Fees and Expenses of the Portfolio may be found in the Trust Prospectus under the heading “Portfolio Fees & Expenses.” More information about the Manager and each sub-adviser may be found in the Trust Prospectus, as supplemented, under the heading “Management Team - The Manager and the Sub-advisers.”

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